Tyler Technologies Reports Earnings for Fourth Quarter 2025

SaaS revenues grew 20.2% and cash flow reached a new high for a fourth quarter

PLANO, Texas – February 11, 2026 – Tyler Technologies, Inc. (NYSE: TYL), a large-cap growth and value S&P 500 company, today announced financial results for the fourth quarter ended December 31, 2025.

Fourth Quarter 2025 Financial Highlights (all comparisons are to the fourth quarter of 2024):
Revenues
Total revenues were $575.2 million, up 6.3%.
•During the fourth quarter, we recorded a non-cash loss reserve related to a previously disclosed contract dispute, which reduced non-recurring revenues and operating income by approximately $9.7 million.
Recurring Revenues
Recurring revenues were $514.4 million, up 10.9%, and comprised 89.4% of total revenues, up from 85.7%.
•Subscription revenues were $405.0 million, up 16.1%.
◦Within subscriptions:
◦SaaS revenues grew 20.2% to $208.3 million.
◦Transaction-based revenues grew 12.1% to $196.7 million.
•Annualized recurring revenue (ARR) was $2.1 billion, up 10.9%.
Earnings/EBITDA
•GAAP operating income was $75.0 million, up 4.6%. Non-GAAP operating income was $138.5 million, up 5.1%.
•GAAP net income was $65.5 million, or $1.50 per diluted share, up 0.5%. Non-GAAP net income was $115.1 million, or $2.64 per diluted share, up 7.8%.
•Adjusted EBITDA was $149.0 million, up 4.4%.
Cash Flow
•Cash flows from operations were $243.9 million, up 8.5%.
•Free cash flow was $236.9 million, up 9.7%.

Acquisitions

During the fourth quarter, we completed the acquisitions of CloudGavel and Edulink for a total of approximately $54 million in cash, net of cash acquired.

Tyler Technologies Reports Earnings
for Fourth Quarter 2025
February 11, 2026

Full Year 2025 Financial Highlights (all comparisons are to the full year of 2024):
Revenues
Total revenues were $2.3 billion, up 9.1%.
Recurring Revenues
Recurring revenues were $2.0 billion, up 12.5%, and comprised 87.1% of 2025 revenues, up from 84.5%.
•Subscription revenues were $1.6 billion, up 18.1%.
◦Within subscriptions:
◦SaaS revenues grew 20.6% to $777.8 million.
◦Transaction-based revenues grew 15.8% to $808.4 million.
Earnings/EBITDA
•GAAP operating income was $357.7 million, up 19.4%. Non-GAAP operating income was $606.7 million, up 15.8%.
•GAAP net income was $315.6 million, or $7.20 per diluted share, up 20.0%. Non-GAAP net income was $495.5 million, or $11.31 per diluted share, up 19.3%.
•Adjusted EBITDA was $650.4 million, up 14.5%.
Cash Flow
•Cash flows from operations were $653.5 million, up 4.6%.
•Free cash flow was $620.8 million, up 8.0%.
•We repurchased 303,067 shares of our common stock during the year for approximately $175 million.

“We closed 2025 with solid fourth quarter results, as our key performance metrics of recurring revenues and free cash flow both surpassed expectations,” said Lynn Moore, Tyler’s president and chief executive officer. “SaaS revenue growth exceeded 20%, and free cash flow reached a new high for a fourth quarter at $237 million.

“Total SaaS bookings in the quarter grew 9.6%, reflecting continued strength in the public sector market, supported by generally healthy budgets that continue to drive an active pipeline for Tyler's solutions. We saw strong momentum from cloud conversions, as both the number and value of flips signed during the quarter represented new quarterly highs, and the SaaS annual contract value from flip signings rose 64.5%. Leading sales indicators remain stable at elevated levels as public sector agencies continue their digital modernization efforts, including growing adoption of our integrated AI-enabled applications.

Tyler Technologies Reports Earnings
for Fourth Quarter 2025
February 11, 2026

"We remain highly focused on disciplined capital allocation and being responsible stewards of Tyler's capital to drive long-term shareholder value. During the year, we completed four strategic acquisitions to deepen our capabilities and expand our addressable market, with two of those closed in the fourth quarter. We repurchased $175 million of our stock, and directed targeted investments to support growth and efficiency, including investments in client-centric, embedded AI solutions grounded in deep domain expertise, security, and trust. Our recently announced board authorization of a new $1 billion share repurchase program reflects our confidence in the trajectory of our business, supported by our extremely strong balance sheet and reliable cash generation. We enter 2026 with tremendous optimism about the future of Tyler and continued confidence in achieving our 2030 targets,” concluded Moore.

Annual Guidance for 2026

As of February 11, 2026, Tyler Technologies is providing the following guidance for the full year 2026:

•Total revenues are expected to be in the range of $2.50 billion to $2.55 billion.
◦Subscription revenues are expected to grow between 12% and 15%.
▪Within subscriptions:
•SaaS revenues are expected to grow between 20.5% and 22.5%.
•Transaction revenues are expected to grow between 5% and 7% (between 10% and 12% excluding the impact of the termination of the Texas payments contract).
◦Maintenance revenues are expected to decline between 5% and 7%.
◦Professional services revenues are expected to grow between 3% and 5%.
◦Software licenses and royalties are expected to grow between 15% and 17%.
◦Hardware and other revenues are expected to decline between 17% and 19%.
•GAAP diluted earnings per share are expected to be in the range of $8.36 to $8.61.
•Non-GAAP diluted earnings per share are expected to be in the range of $12.40 to $12.65.
•Free cash flow margin is expected to be in the range of 26% to 28%.
•Research and development expense is expected to be in the range of $242 million to $247 million.
•Capital expenditures are expected to be in the range of $24 million to $26 million, including approximately $10 million of capitalized software development costs.
•Net interest income is expected to be in the range of $25 million to $27 million.

Tyler Technologies Reports Earnings
for Fourth Quarter 2025
February 11, 2026

GAAP to non-GAAP guidance reconciliation	2026
GAAP diluted earnings per share (1)	$8.36- $8.61
Plus:
Share-based compensation expense	3.23
Amortization of acquired software and other intangibles	1.93
Less:
Income tax impact (1)	(1.12)
Non-GAAP diluted earnings per share	$12.40 - $12.65
Shares used in computing diluted earnings per share (millions)	44.0
GAAP estimated annual effective tax rate used in computing GAAP diluted earnings per share (1)	23.5%
Non-GAAP estimated annual effective tax rate used in computing non-GAAP diluted earnings per share (2)	23.0%

(1) GAAP diluted earnings per share may fluctuate due to the impact on our annual effective tax rate of discrete tax items, such as stock incentive awards, future acquisitions, changes in tax legislation, and other transactions.

(2) The non-GAAP estimated annual effective tax rate is expected to be 23.0%, up from 22.5% in 2025.

Conference Call

Tyler Technologies will hold a conference call and website on Thursday, February 12, 2026, at 10:00 a.m. ET to discuss the company’s results. Participants can pre-register for the teleconference here. Alternatively, participants can also join the teleconference by dialing 646-307-1951 and providing the operator with the conference name before admittance to the call.
The live audio webcast and archived replay can also be accessed at the Events & Presentations section of Tyler's investor relations website.

About Tyler Technologies, Inc.

Tyler Technologies (NYSE: TYL) is a leading provider of integrated software and technology services for the public sector. Tyler’s end-to-end solutions empower local, state, and federal government entities to operate efficiently and transparently with residents and each other. By connecting data and processes across disparate systems, Tyler’s solutions transform how clients turn actionable insights into opportunities and solutions for their communities. Tyler has more than 45,000 successful installations across 15,000 locations, with clients in all 50 states, Canada, the Caribbean, Australia, and other international locations. Tyler has been recognized numerous times for growth and innovation, including on Government Technology’s GovTech 100 list. More information about Tyler Technologies, an S&P 500 company headquartered in Plano, Texas, can be found at tylertech.com.

Tyler Technologies Reports Earnings
for Fourth Quarter 2025
February 11, 2026

Non-GAAP Financial Measures

Tyler Technologies has provided in this press release financial measures that have not been prepared in accordance with generally accepted accounting principles (GAAP) and are therefore considered non-GAAP financial measures. This information includes non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, EBITDA, adjusted EBITDA, free cash flow, and free cash flow margin. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Tyler’s ongoing operational performance because they provide additional insight in comparing results from period to period while isolating the effects of some items that vary from period to period without correlation to core operating performance. Tyler believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. EBITDA is net income before interest expense, other income, income taxes, depreciation, and amortization. Non-GAAP and adjusted financial measures discussed above exclude share-based compensation expense, employer portion of payroll taxes on employee stock transactions, expenses associated with amortization of intangibles arising from business combinations, acquisition-related expenses, and lease restructuring costs and other. Annualized recurring revenue (ARR) is calculated by annualizing the current quarter's recurring revenues from subscriptions and maintenance.

Tyler used a non-GAAP tax rate of 22.5% for the year ended December 31, 2025, and expects to use a non-GAAP tax rate of 23.0% in 2026. This rate is based on Tyler's estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating Tyler's non-GAAP income, as well as significant non-recurring tax adjustments. The non-GAAP tax rate used in future periods will be reviewed periodically to determine whether it remains appropriate in consideration of factors including Tyler's periodic annual effective tax rate calculated in accordance with GAAP, changes resulting from tax legislation, changes in the geographic mix of revenues and expenses, and other factors deemed significant. Due to differences in tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to Tyler's estimated annual tax rate as described above, the estimated tax rate on non-GAAP income may differ from the GAAP tax rate and from Tyler's actual tax liabilities.

Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial information prepared in accordance with GAAP. The non-GAAP measures used by Tyler Technologies may be different from non-GAAP measures used by other companies. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures, which has been provided in the financial statement tables included below in this press release.

Tyler Technologies Reports Earnings
for Fourth Quarter 2025
February 11, 2026

Forward-looking Statements
This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are not historical in nature and typically address future or anticipated events, trends, expectations or beliefs with respect to our financial condition, results of operations or business. Forward-looking statements often contain words such as “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates,” “plans,” “intends,” “continues,” “may,” “will,” “should,” “projects,” “might,” “could” or other similar words or phrases. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. We believe there is a reasonable basis for our forward-looking statements, but they are inherently subject to risks and uncertainties and actual results could differ materially from the expectations and beliefs reflected in the forward-looking statements. We presently consider the following to be among the important factors that could cause actual results to differ materially from our expectations and beliefs: (1) changes in the budgets or regulatory environments of our clients, including local, state and federal government agencies, that could negatively impact information technology spending; (2) disruption to our business and harm to our competitive position resulting from cyber-attacks, the use of artificial intelligence (“AI”) security vulnerabilities and software updates, or changes in our ability to access third-party software and services; (3) our ability to protect client information from security breaches or misuse through AI and to provide uninterrupted operations of data centers; (4) our ability to achieve growth or operational synergies through the integration of acquired businesses, while avoiding unanticipated costs and disruptions to existing operations; (5) material portions of our business require the Internet infrastructure to be adequately maintained; (6) our ability to actively monitor developments in AI regulation and ethical standards as we expect that future changes in the regulatory landscape may affect our product development timelines, compliance costs, and market opportunities related to AI; (7) our ability to achieve our financial forecasts due to various factors, including project delays by our clients, reductions in transaction size, fewer transactions, delays in delivery of new products or releases or a decline in our renewal rates for service agreements; (8) general economic, political and market conditions, including inflation and changes in interest rates; (9) technological and market risks associated with the development of new technologies, products or services or of new versions of existing or acquired products or services; (10) competition in the industry in which we conduct business and the impact of competition on pricing, client retention and pressure for new products or services; (11) the ability to attract and retain qualified personnel and dealing with rising labor costs, the loss or retirement of key members of management or other key personnel; and (12) costs of compliance and any failure to comply with government and stock exchange regulations. These factors and other risks that affect our business are described in our filings with the Securities and Exchange Commission, including the detailed “Risk Factors” contained in our most recent annual report on Form 10-K and quarterly report on Form 10-Q. We expressly disclaim any obligation to publicly update or revise our forward-looking statements.

(Comparative results follow)

Contact: Hala Elsherbini
Senior Director, Investor Relations
Tyler Technologies, Inc.
972-713-3770
hala.elsherbini@tylertech.com

Source: Tyler Technologies
#TYL_Financial

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TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024

Revenues:
Subscriptions	$405,045	$348,836	$1,586,203	$1,342,931
Maintenance	109,378	115,018	445,614	463,132
Professional services	55,310	62,795	242,700	263,991
Software licenses and royalties	(2,941)	6,106	12,816	26,357
Hardware and other	8,387	8,376	45,007	41,392
Total revenues	575,179	541,131	2,332,340	2,137,803

Cost of revenues:
Subscriptions, maintenance and professional services	289,171	283,013	1,148,889	1,112,778
Software licenses and royalties	2,588	1,282	8,006	6,277
Amortization of software development	5,584	4,998	22,663	18,806
Amortization of acquired software	9,446	9,241	37,435	36,964
Hardware and other	6,407	5,778	31,647	27,217
Total cost of revenues	313,196	304,312	1,248,640	1,202,042

Gross profit	261,983	236,819	1,083,700	935,761

Sales and marketing expense	38,225	41,536	148,570	157,731
General and administrative expense	80,423	80,348	316,447	300,938
Research and development expense	54,114	29,435	204,588	117,939
Amortization of other intangibles	14,246	13,814	56,419	59,627
Operating income	74,975	71,686	357,676	299,526
Interest expense	(1,252)	(1,259)	(4,995)	(5,931)
Other income, net	11,240	6,340	37,637	14,572
Income before income taxes	84,963	76,767	390,318	308,167
Income tax provision	19,432	11,546	74,715	45,141
Net income	$65,531	$65,221	$315,603	$263,026

Earnings per common share:
Basic	$1.52	$1.52	$7.32	$6.17
Diluted	$1.50	$1.49	$7.20	$6.05

Weighted average common shares outstanding:
Basic	43,057	42,864	43,095	42,611
Diluted	43,543	43,912	43,812	43,497

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP gross profit and margin	2025	2024	2025	2024
GAAP gross profit	$261,983	$236,819	$1,083,700	$935,761
Non-GAAP adjustments:
Add: Share-based compensation expense included in cost of revenues	9,217	8,340	36,129	31,322
Add: Amortization of acquired software	9,446	9,241	37,435	36,964
Non-GAAP gross profit	$280,646	$254,400	$1,157,264	$1,004,047
GAAP gross margin	45.5%	43.8%	46.5%	43.8%
Non-GAAP gross margin	48.8%	47.0%	49.6%	47.0%

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP operating income and margin	2025	2024	2025	2024
GAAP operating income	$74,975	$71,686	$357,676	$299,526
Non-GAAP adjustments:
Add: Share-based compensation expense	38,645	34,353	151,276	122,813
Add: Employer portion of payroll tax related to employee stock transactions	688	1,303	2,966	3,606
Add: Acquisition-related costs	467	—	714	29
Add: Lease restructuring costs and other	60	1,374	165	1,250
Add: Amortization of acquired software	9,446	9,241	37,435	36,964
Add: Amortization of other intangibles	14,246	13,814	56,419	59,627
Non-GAAP adjustments subtotal	$63,552	$60,085	$248,975	$224,289
Non-GAAP operating income	$138,527	$131,771	$606,651	$523,815
GAAP operating margin	13.0%	13.2%	15.3%	14.0%
Non-GAAP operating margin	24.1%	24.4%	26.0%	24.5%

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of non-GAAP net income and earnings per share	2025	2024	2025	2024
GAAP net income	$65,531	$65,221	$315,603	$263,026
Non-GAAP adjustments:
Add: Total non-GAAP adjustments to operating income	63,552	60,085	248,975	224,289
Less: Income tax impact	(13,984)	(18,561)	(69,126)	(71,999)
Non-GAAP net income	$115,099	$106,745	$495,452	$415,316
GAAP earnings per diluted share	$1.50	$1.49	$7.20	$6.05
Non-GAAP earnings per diluted share	$2.64	$2.43	$11.31	$9.55

TYLER TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
Detail of share-based compensation expense	2025	2024	2025	2024
Cost of revenues	$9,217	$8,340	$36,129	$31,322
Operating expenses	29,428	26,013	115,147	91,491
Total share-based compensation expense	$38,645	$34,353	$151,276	$122,813

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of EBITDA and adjusted EBITDA	2025	2024	2025	2024
GAAP net income	$65,531	$65,221	$315,603	$263,026
Amortization of other intangibles	14,246	13,814	56,419	59,627
Depreciation and amortization included in cost of revenues, sales and marketing expense, general and administrative expense, and research and development expense	19,921	20,235	81,135	80,963
Interest expense	1,252	1,259	4,995	5,931
Other income, net	(11,240)	(6,340)	(37,637)	(14,572)
Income tax provision	19,432	11,546	74,715	45,141
EBITDA	$109,142	$105,735	$495,230	$440,116
Share-based compensation expense	38,645	34,353	151,276	122,813
Acquisition-related costs	467	—	714	29
Employer portion of payroll tax related to employee stock transactions	688	1,303	2,966	3,606
Lease restructuring costs and other	60	1,374	165	1,250
Adjusted EBITDA	$149,002	$142,765	$650,351	$567,814

	Three Months Ended December 31,		Twelve Months Ended December 31,
Reconciliation of free cash flow	2025	2024	2025	2024
Net cash provided by operating activities	$243,883	$224,774	$653,543	$624,633
Less: additions to property and equipment	(4,317)	(3,801)	(16,015)	(20,535)
Less: investment in software development	(2,640)	(4,989)	(16,778)	(29,401)
Free cash flow	$236,926	$215,984	$620,750	$574,697
Free cash flow margin	41.2%	39.9%	26.6%	26.9%

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)
 (Unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$1,015,400	$744,721
Accounts receivable, net	638,798	587,634
Short-term investments	81,800	23,257
Prepaid expenses and other current assets	84,142	73,192
Income tax receivable	23,748	11,975
Total current assets	1,843,888	1,440,779

Accounts receivable, long-term portion	5,968	7,153
Operating lease right-of-use assets	35,602	31,433
Property and equipment, net	160,355	163,775

Other assets:
Software development costs, net	68,371	76,117
Goodwill	2,590,013	2,531,653
Other intangibles, net	780,414	831,966
Non-current investments	60,698	10,758
Other non-current assets	93,599	86,381
Total assets	$5,638,908	$5,180,015

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$365,346	$354,526
Operating lease liabilities	9,598	9,643
Deferred revenue	780,838	701,438
Current portion of convertible senior notes due 2026, net	599,663	—
Total current liabilities	1,755,445	1,065,607

Convertible senior notes due 2026, net	—	597,934
Deferred revenue, long-term	20,988	22,376
Deferred income taxes	95,063	47,503
Operating lease liabilities, long-term	33,347	30,791
Other long-term liabilities	31,276	27,382
Total liabilities	1,936,119	1,791,593

Shareholders' equity	3,702,789	3,388,422
Total liabilities and shareholders' equity	$5,638,908	$5,180,015

TYLER TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2025	2024	2025	2024
Cash flows from operating activities:
Net income	$65,531	$65,221	$315,603	$263,026
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	34,427	34,671	138,358	143,437
Losses from sale of investments	(8)	26	(8)	24
Share-based compensation expense	38,645	34,353	151,276	122,813
Provision (reductions in allowance) for losses and sales adjustments - accounts receivable	14,647	(5,504)	14,647	(5,504)
Operating lease right-of-use assets expense	2,346	1,670	9,506	8,932
Deferred income tax provision (benefit)	17,469	10,841	43,851	(30,663)
Other	(2)	(21)	80	207
Changes in operating assets and liabilities, exclusive of effects of acquired companies	70,828	83,517	(19,770)	122,361
Net cash provided by operating activities	243,883	224,774	653,543	624,633

Cash flows from investing activities:
Additions to property and equipment	(4,317)	(3,801)	(16,015)	(20,535)
Purchase of marketable security investments	(48,499)	(32,448)	(228,465)	(32,448)
Proceeds and maturities from marketable security investments	45,583	8,294	121,890	15,994
Investment in software development	(2,640)	(4,989)	(16,778)	(29,401)
Cost of acquisitions, net of cash acquired	(48,515)	—	(83,652)	(1,395)
Other	1	5	526	173
Net cash used by investing activities	(58,387)	(32,939)	(222,494)	(67,612)

Cash flows from financing activities:
Payment on term loans	—	—	—	(50,000)
Payment of debt issuance costs	—	—	—	(2,637)
Purchase of treasury shares	—	—	(174,650)	—
Proceeds from exercise of stock options, net of withheld shares for taxes upon equity award settlement	(9,162)	9,780	3,144	57,213
Contributions from employee stock purchase plan	4,965	4,810	18,848	17,631
Other	—	—	(7,712)	—
Net cash (used) provided by financing activities	(4,197)	14,590	(160,370)	22,207

Net increase in cash and cash equivalents	181,299	206,425	270,679	579,228
Cash and cash equivalents at beginning of period	834,101	538,296	744,721	165,493

Cash and cash equivalents at end of period	$1,015,400	$744,721	$1,015,400	$744,721